                                                            Exhibit 24(b)(16)


     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INSTITUTIONAL SHARES
     THE KENT GROWTH AND INCOME FUND
     DATE AS OF:                             12/31/97
     =         =         =         =         =     =     =    =    =    =

AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1

WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,241.44  /1,000) - 1 =                  24.14%
FIVE YEARS:           (           1/1/93  TO        12/31/97  ):
                      (         2,245.61  /1,000) - 1 =                 124.56%
SINCE INCEPTION:      (          11/2/92  TO        12/31/97  ):
                      (         2,335.04  /1,000) - 1 =                 133.50%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INSTITUTIONAL SHARES
     THE KENT GROWTH AND INCOME FUND
     DATE AS OF:                             12/31/97
     =         =         =         =         =     =     =    =    =    =


AVERAGE TOTAL RETURN
--------------------

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS
EXAMPLE:

           1 YEAR              ( 1/1/97 TO 12/31/97):
                               ((1,241.44/1,000) (1/(365/365))-1)  =  24.14%
           5 YEAR              ( 1/1/93 TO 12/31/97):
                               ((2,245.61/1,000) (1/(1825/365))-1) =  17.56%
           SINCE INCEPTION:    (11/2/92 TO 12/31/97):
                               ((2,335.04/1,000) (1/(1886/365))-1) =  17.84%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INVESTMENT SHARES
     THE KENT GROWTH AND INCOME FUND
     DATE AS OF:                             12/31/97
     =         =         =         =         =     =     =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

   YEAR TO DATE:         (   1/1/97 TO 12/31/97):
                         ( 1,238.91/1,000) - 1 =   23.89%
   FIVE YEARS:           (   1/1/93 TO 12/31/97):
                         ( 2,232.34/1,000) - 1 =  123.23%
   SINCE INCEPTION:      (  12/1/92 TO 12/31/97):
                         ( 2,245.44/1,000) - 1 =  124.54%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INVESTMENT SHARES
     THE KENT GROWTH AND INCOME FUND
     DATE AS OF:                             12/31/97
     =         =         =         =         =     =     =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS
EXAMPLE:

1 YEAR            (   1/1/97 TO 12/31/97):
                  ((1,238.91/1,000) (1/( 365/365))-1) =  23.89%
5 YEAR            (   1/1/93 TO 12/31/97):
                  ((2,232.38/1,000) (1/(1825/365))-1) =  17.42%
SINCE INCEPTION:  (  12/1/92 TO 12/31/97):
                  ((2,245.41/1,000) (1/(1857/365))-1) =  17.23%

      THE KENT FUNDS
      EXHIBIT 16
      TOTAL RETURN
      INSTITUTIONAL SHARES
      THE KENT SMALL COMPANY GROWTH FUND
      DATE AS OF:                       12/31/97
      =        =        =       =       =       =       =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,279.42  /1,000) - 1 =                   27.94%
FIVE YEARS:           (           1/1/93  TO        12/31/97  ):
                      (         2,212.64  /1,000) - 1 =                  121.26%
SINCE INCEPTION:      (          11/2/92  TO        12/31/97  ):
                      (         2,408.53  /1,000) - 1 =                  140.85%

      THE KENT FUNDS
      EXHIBIT 16
      TOTAL RETURN
      INSTITUTIONAL SHARES
      THE KENT SMALL COMPANY GROWTH FUND
      DATE AS OF:                       12/31/97
      =        =        =       =       =       =       =    =    =    =

AVERAGE TOTAL RETURN

T = ((ERV/P)(1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

     1 YEAR            (     1/1/97  TO        12/31/97  ):
                       ((  1,279.42  /1,000)(1/(    365 /365))-1) =    27.94%
     5 YEAR            (     1/1/93  TO        12/31/97  ):
                       ((  2,212.66  /1,000)(1/(   1825 /365))-1) =    17.21%
     SINCE INCEPTION:  (    11/2/92  TO        12/31/97  ):
                       ((  2,408.53  /1,000)(1/(  1886  /365))-1) =    18.54%

      THE KENT FUNDS
      EXHIBIT 16
      TOTAL RETURN
      INVESTMENT SHARES
      THE KENT SMALL COMPANY GROWTH FUND
      DATE AS OF:                       12/31/97
      =        =        =       =       =       =       =    =    =    =


AGGREGATE TOTAL RETURN
----------------------
T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,277.07  /1,000) - 1 =                  27.71%
FIVE YEARS:           (           1/1/93  TO        12/31/97  ):
                      (         2,193.86  /1,000) - 1 =                 119.39%
SINCE INCEPTION:      (          12/4/92  TO        12/31/97  ):
                      (         2,237.18  /1,000) - 1 =                 123.72%

      THE KENT FUNDS
      EXHIBIT 16
      TOTAL RETURN
      INVESTMENT SHARES
      THE KENT SMALL COMPANY GROWTH FUND
      DATE AS OF:                       12/31/97
      =        =        =       =       =       =       =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P)(1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS
EXAMPLE:

  1 YEAR           (           1/1/97  TO  12/31/97):
                   ((    1,277.07  /1,000)   (1/(   365  /365))-1) =  27.71%
  5 YEAR           (     1/1/93  TO        12/31/97):
                   ((    2,193.86  /1,000)   (1/(   1825  /365))-1) =  17.02%
  SINCE INCEPTION: (          12/4/92  TO  12/31/97):
                   ((    2,237.18  /1,000)   (1/(   1854  /365))-1) =  17.18%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INSTITUTIONAL SHARES
   THE KENT INTERNATIONAL GROWTH FUND
   DATE AS OF:                        12/31/97
   =            =          =          =          =    =    =    =    =    =


AGGREGATE TOTAL RETURN

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:             (           1/1/97  TO        12/31/97  ):
                          (    1,025.37  /1,000) - 1 =                    2.54%
FIVE YEARS:               (           1/1/93  TO        12/31/97  ):
                          (    1,689.21  /1,000) - 1 =                   68.92%
SINCE INCEPTION:          (          12/4/92  TO        12/31/97  ):
                          (    1,694.28  /1,000) - 1 =                   69.43%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INSTITUTIONAL SHARES
   THE KENT INTERNATIONAL GROWTH FUND
   DATE AS OF:                        12/31/97
   =            =          =          =          =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P)(1/N)) - 1


WHERE:         T =     TOTAL RETURN

               ERV =   REDEEMABLE VALUE AT THE END
                       OF THE PERIOD OF A HYPOTHETICAL
                       $1,000 INVESTMENT MADE AT THE
                       BEGINNING OF THE PERIOD.

               P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

               N =     NUMBER OF YEARS

EXAMPLE:

        1 YEAR           (    1/1/97  TO     12/31/97 ):
                         (( 1,025.37 /1,000)(1/(         365 /365))-1) =   2.54%
        5 YEAR           (    1/1/93  TO     12/31/97 ):
                         (( 1,689.23 /1,000)(1/(        1825 /365))-1) =  11.05%
        SINCE INCEPTION: (   12/4/92  TO     12/31/97 ):
                         (( 1,693.25 /1,000)(1/(         1854 /365))-1) = 10.92%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INVESTMENT SHARES
   THE KENT INTERNATIONAL GROWTH FUND
   DATE AS OF:                        12/31/97
   =            =          =          =          =    =    =    =    =    =


AGGREGATE TOTAL RETURN
======================

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:           (       1/1/97  TO        12/31/97  ):
                          ( 1,022.55  /1,000) - 1 =                    2.25%
  FIVE YEARS:             (        1/1/93  TO        12/31/97 ):
                          ( 1,670.24  /1,000) - 1 =                   67.02%
  SINCE INCEPTION:        (      12/4/92  TO        12/31/97  ):
                          ( 1,671.91  /1,000) - 1 =                   67.19%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INVESTMENT SHARES
   THE KENT INTERNATIONAL GROWTH FUND
   DATE AS OF:                        12/31/97
   =            =          =          =          =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS


EXAMPLE:

  1 YEAR           (           1/1/97  TO   12/31/97  ):
                   ((1,022.55  /1,000)    (1/(           365 /365))-1) =  2.25%
  5 YEAR           (           1/1/93  TO   12/31/97  ):
                   ((1,670.24  /1,000)    (1/(          1825 /365))-1) = 10.80%
  SINCE INCEPTION: (          12/4/92  TO   12/31/97  ):
                   ((1,671.89  /1,000)    (1/(          1854 /365))-1) = 10.65%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INSTITUTIONAL SHARES
     THE KENT INDEX EQUITY FUND
     DATE AS OF:                    12/31/97
     =            =        =        =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
======================

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:             (         1/1/97  TO     12/31/97 ):
                            ( 1,325.47  /1,000) - 1 =              32.55%
  FIVE YEARS:               (         1/1/93  TO     12/31/97 ):
                            ( 2,427.40  /1,000) - 1 =             142.74%
  SINCE INCEPTION:          (        11/2/92  TO     12/31/97 ):
                            ( 2,534.22  /1,000) - 1 =             153.42%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INSTITUTIONAL SHARES
     THE KENT INDEX EQUITY FUND
     DATE AS OF:                    12/31/97
     =            =        =        =         =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS


EXAMPLE:

  1 YEAR           (    1/1/97  TO   12/31/97  ):
                   (( 1,325.47  /1,000)    (1/(   365 /365))-1) =  32.55%
  5 YEAR           (    1/1/93  TO   12/31/97  ):
                   (( 2,427.40  /1,000)    (1/(  1825 /365))-1) =  19.41%
  SINCE INCEPTION: (   11/2/92  TO   12/31/97  ):
                   (( 2,534.22  /1,000)    (1/(  1886 /365))-1) =  19.72%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INVESTMENT SHARES
     THE KENT INDEX EQUITY FUND
     DATE AS OF:                    12/31/97
     =            =        =        =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:       (   1/1/97 TO 12/31/97):
                    ( 1,322.36/1,000) - 1 =        32.24%
FIVE YEARS:         (   1/1/93 TO 12/31/97  ):
                    ( 2,405.92/1,000) - 1 =       140.59%
SINCE INCEPTION:    ( 11/25/92 TO 12/31/97  ):
                    ( 2,450.45/1,000) - 1 =       145.05%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INVESTMENT SHARES
     THE KENT INDEX EQUITY FUND
     DATE AS OF:                    12/31/97
     =            =        =        =         =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P)(1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

          1 YEAR              (  1/1/97 TO 12/31/97 ):
                              ((   1,322.36 /1,000)(1/(   365 /365))-1) = 32.24%
          5 YEAR              (  1/1/93 TO 12/31/97 ):
                              ((   2,405.92 /1,000)(1/(  1825 /365))-1) = 19.19%
          SINCE INCEPTION:    (11/25/92 TO 12/31/97 ):
                              ((   2,450.45 /1,000)(1/(  1863 /365))-1) = 19.20%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INSTITUTIONAL SHARES
    THE KENT SHORT TERM BOND FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:             (      1/1/97  TO    12/31/97 ):
                          (   1,064.20   /1,000) - 1 =        6.42%
FIVE YEARS:               (      1/1/93  TO    12/31/97 ):
                          (   1,276.29   /1,000) - 1 =       27.63%
SINCE INCEPTION:          (     11/2/92  TO    12/31/97 ):
                          (   1,287.50   /1,000) - 1 =       28.75%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INSTITUTIONAL SHARES
    THE KENT SHORT TERM BOND FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AVERAGE TOTAL RETURN


T = ((ERV/P)(1/N)) - 1

WHERE:                  T =       TOTAL RETURN

                        ERV =     REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                        P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                        N =       NUMBER OF YEARS

EXAMPLE:
            1 YEAR                (  1/1/97 TO 12/31/97 ):
                                  (( 1,064.20 /1,000)(1/( 365 /365))-1) = 6.42%
            5 YEAR                (  1/1/93 TO 12/31/97 ):
                                  (( 1,276.29 /1,000)(1/(1825 /365))-1) = 5.00%
            SINCE INCEPTION:      (  11/2/92 TO 12/31/97 ):
                                  (( 1,287.50 /1,000)(1/(1886 /365))-1) = 5.01%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INVESTMENT SHARES
    THE KENT SHORT TERM BOND FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:

YEAR TO DATE:             (         1/1/97  TO         12/31/97  ):
                          (   1,062.61  /1,000) - 1 =                     6.26%
FIVE YEARS:               (          1/1/93  TO        12/31/97  ):
                          (   1,269.41  /1,000) - 1 =                    26.94%
SINCE INCEPTION:          (         12/4/92  TO        12/31/97  ):
                          (      73.22  /1,000) - 1 =                    27.32%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INVESTMENT SHARES
    THE KENT SHORT TERM BOND FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

      1 YEAR            (       1/1/97  TO        12/31/97):
                        ((    1,062.61  /1,000)   (1/( 365  /365))-1) =  6.26%
      5 YEAR            (       1/1/93  TO        12/31/97):
                        ((    1,269.41  /1,000)   (1/( 1825  /365))-1) =  4.89%
      SINCE INCEPTION:  (      12/4/92  TO        12/31/97):
                        ((    1,273.23  /1,000)   (1/( 1854  /365))-1) =  4.87%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INSTITUTIONAL SHARES
    THE KENT INTERMEDIATE BOND FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:         T =      TOTAL RETURN

               ERV =    REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

               P =      A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

Year TO DATE:           (       1/1/97  TO        12/31/97  ):
                        (     1,077.97  /1,000) - 1 =                    7.80%
FIVE YEARS:             (       1/1/93  TO        12/31/97  ):
                        (     1,348.57  /1,000) - 1 =                   34.86%
SINCE INCEPTION:        (      11/2/92  TO        12/31/97  ):
                        (     1,365.54  /1,000) - 1 =                   36.55%

THE KENT FUNDS
EXHIBIT 16
TOTAL RETURN
INSTITUTIONAL SHARES
THE KENT INTERMEDIATE BOND FUND
DATE AS OF:                      12/31/97
=====================================================================


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1

WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

          1 YEAR            (1/1/97 TO 12/31/97):
                            ((1,077.97/1,000) (1/(365/365))-1) = 7.80%
          5 YEAR            (1/1/93 TO 12/31/97):
                            ((1,348.57/1,000) (1/(1825/365))-1) = 6.16%
          SINCE INCEPTION:  (11/2/92 TO 12/31/97):
                            ((1,365.54/1,000) (1/(1886/365))-1) = 6.21%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INVESTMENT SHARES
    THE KENT INTERMEDIATE BOND FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:        (           1/1/97  TO        12/31/97  ):
                     (       1,076.25  /1,000) - 1 =                    7.62%
FIVE YEARS:          (           1/1/93  TO        12/31/97  ):
                     (       1,343.33  /1,000) - 1 =                   34.33%
SINCE INCEPTION:     (         11/25/92  TO        12/31/97  ):
                     (       1,350.04  /1,000) - 1 =                   35.00%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INVESTMENT SHARES
    THE KENT INTERMEDIATE BOND FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AVERAGE TOTAL RETURN


T = ((ERV/P)(1/N)) - 1
WHERE:                  T =       TOTAL RETURN

                        ERV =     REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                        P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                        N =       NUMBER OF YEARS

EXAMPLE:

            1 YEAR                ( 1/1/97 TO 12/31/97 ):
                                  (( 1,076.25 /1,000)(1/( 365 /365))-1) =  7.62%
            5 YEAR                ( 1/1/93 TO 12/31/97 ):
                                  (( 1,343.33 /1,000)(1/(1825 /365))-1) =  6.08%
            SINCE INCEPTION:      (11/25/92 TO 12/31/97 ):
                                  (( 1,350.04 /1,000)(1/(1863 /365))-1) =  6.06%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INSTITUTIONAL SHARES
     THE KENT INCOME FUND
     DATE AS OF:                     12/31/97
     =            =           =      =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------
T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,105.50  /1,000) - 1 =                   10.55%
SINCE INCEPTION:      (          3/17/95  TO        12/31/97  ):
                      (         1,287.06  /1,000) - 1 =                   28.71%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INSTITUTIONAL SHARES
     THE KENT INCOME FUND
     DATE AS OF:                     12/31/97
     =            =           =      =         =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1

WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

          1 YEAR              ( 1/1/97   TO         12/31/97 ):
                             (( 1,105.50 /1,000) (1/( 365/365))-1) =      10.55%
          SINCE INCEPTION:    ( 3/17/95  TO         12/31/97 ):
                             (( 1,287.06 /1,000) (1/(1021/365))-1) =       9.44%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INVESTMENT SHARES
    THE KENT INCOME FUND
    DATE AS OF:                      12/31/97
    =            =           =       =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------
T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,101.86  /1,000) - 1 =                   10.19%
SINCE INCEPTION:      (          3/17/95  TO        12/31/97  ):
                      (         1,277.89  /1,000) - 1 =                   27.79%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INVESTMENT SHARES
     THE KENT INCOME FUND
     DATE AS OF:                     12/31/97
     =            =           =      =         =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

          1 YEAR              ( 1/1/97   TO       12/31/97 ):
                             (( 1,101.86 /1,000)  (1/( 365  /365))-1) =  10.19%
          SINCE INCEPTION:    ( 3/17/95  TO       12/31/97 ):
                             (( 1,277.89 /1,000)  (1/(1021  /365))-1) =   9.16%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INSTITUTIONAL SHARES
   THE KENT LIMITED TERM TAX-FREE FUND
   DATE AS OF:                    12/31/97
   =            =        =        =         =        =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,047.75  /1,000) - 1 =                    4.78%
SINCE INCEPTION:      (           9/1/94  TO        12/31/97  ):
                      (         1,167.23  /1,000) - 1 =                   16.72%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INSTITUTIONAL SHARES
   THE KENT LIMITED TERM TAX-FREE FUND
   DATE AS OF:                    12/31/97
   =            =        =        =         =        =    =    =    =    =


AVERAGE TOTAL RETURN
--------------------

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

          1 YEAR              ( 1/1/97   TO        12/31/97 ):
                             (( 1,047.75 /1,000)   (1/( 365 /365))-1) =  4.78%
          SINCE INCEPTION:    ( 9/1/94   TO        12/31/97 ):
                             (( 1,167.23 /1,000)   (1/(1218 /365))-1) =  4.74%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INVESTMENT SHARES
   THE KENT LIMITED TERM TAX-FREE FUND
   DATE AS OF:                    12/31/97
   =========== ========= = ==== ========  ========  ==== ===  =========


AGGREGATE TOTAL RETURN
----------------------


T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

YEAR TO DATE:         (         1/1/97    TO     12/31/97  ):
                      (       1,046.14  /1,000) - 1 =             4.61%
SINCE INCEPTION:      (        11/1/94    TO     12/31/97  ):
                      (       1,174.24  /1,000) - 1 =            17.42%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INVESTMENT SHARES
    THE KENT LIMITED TERM TAX-FREE FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AVERAGE TOTAL RETURN
--------------------

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS
EXAMPLE:
  1 YEAR           (           1/1/97  TO  12/31/97):
                   (( 1,046.14/1,000)    (1/(          365  /365))-1) =  4.61%
  SINCE INCEPTION: (          11/1/94  TO  12/31/97):
                   (( 1,174.24/1,000)    (1/(         1157  /365))-1) =  5.20%

  THE KENT FUNDS
  EXHIBIT 16
  TOTAL RETURN
  INSTITUTIONAL SHARES
  THE KENT MICHIGAN MUNICIPAL BOND FUND
  DATE AS OF:                      12/31/97
  =            =         =         =         =         =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------
T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,055.20  /1,000) - 1 =                    5.52%
SINCE INCEPTION:      (           5/3/93  TO        12/31/97  ):
                      (         1,222.23  /1,000) - 1 =                   22.22%

  THE KENT FUNDS
  EXHIBIT 16
  TOTAL RETURN
  INSTITUTIONAL SHARES
  THE KENT MICHIGAN MUNICIPAL BOND FUND
  DATE AS OF:                      12/31/97
  =            =         =         =         =         =    =    =    =    =


AVERAGE TOTAL RETURN
====================

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS


EXAMPLE:

  1 YEAR            (           1/1/97  TO  12/31/97  ):
                    ((1,055.20  /1,000)    (1/(          365 /365))-1) = 5.52%
  SINCE INCEPTION:  (           5/3/93  TO  12/31/97  ):
                    ((1,222.23  /1,000)    (1/(         1704 /365))-1) = 4.39%

  THE KENT FUNDS
  EXHIBIT 16
  TOTAL RETURN
  INVESTMENT SHARES
  THE KENT MICHIGAN MUNICIPAL BOND FUND
  DATE AS OF:                      12/31/97
  =            =         =         =         =         =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,053.80  /1,000) - 1 =                    5.38%
SINCE INCEPTION:      (          5/11/93  TO        12/31/97  ):
                      (         1,211.85  /1,000) - 1 =                   21.19%

  THE KENT FUNDS
  EXHIBIT 16
  TOTAL RETURN
  INVESTMENT SHARES
  THE KENT MICHIGAN MUNICIPAL BOND FUND
  DATE AS OF:                      12/31/97
  =            =         =         =         =         =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS


EXAMPLE:

  1 YEAR           (   1/1/97  TO    12/31/97  ):
                   ((1,053.80  /1,000)    (1/(     365 /365))-1) = 5.38%
  SINCE INCEPTION: (  5/11/93  TO    12/31/97  ):
                   ((1,211.85  /1,000)    (1/(    1696 /365))-1) = 4.22%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INSTITUTIONAL SHARES
   THE KENT INTERMEDIATE TAX-FREE FUND
   DATE AS OF:                    12/31/97
   =            =        =        =         =        =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:          (           1/1/97  TO        12/31/97  ):
                       (     1,070.68  /1,000) - 1 =                    7.07%
FIVE YEARS:            (           1/1/93  TO        12/31/97  ):
                       (     1,314.28  /1,000) - 1 =                   31.43%
SINCE INCEPTION:       (         12/16/92  TO        12/31/97  ):
                       (     1,322.17  /1,000) - 1 =                   32.22%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INSTITUTIONAL SHARES
   THE KENT INTERMEDIATE TAX-FREE FUND
   DATE AS OF:                    12/31/97
   =            =        =        =         =        =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS


EXAMPLE:

  1 YEAR           (           1/1/97  TO  12/31/97  ):
                   ((1,070.68  /1,000)    (1/(          365 /365))-1) = 7.07%
  5 YEAR           (           1/1/93  TO  12/31/97  ):
                   ((1,314.28  /1,000)    (1/(         1825 /365))-1) = 5.62%
  SINCE INCEPTION: (         12/16/92  TO  12/31/97  ):
                   ((1,322.17  /1,000)    (1/(         1842 /365))-1) = 5.69%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INVESTMENT SHARES
   THE KENT INTERMEDIATE TAX-FREE FUND
   DATE AS OF:                    12/31/97
   =            =        =        =         =        =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:        (           1/1/97  TO        12/31/97  ):
                     (       1,068.03  /1,000) - 1 =                    6.80%
FIVE YEARS:          (           1/1/93  TO        12/31/97  ):
                     (       1,304.82  /1,000) - 1 =                   30.48%
SINCE INCEPTION:     (         12/18/92  TO        12/31/97  ):
                     (       1,310.03  /1,000) - 1 =                   31.00%

   THE KENT FUNDS
   EXHIBIT 16
   TOTAL RETURN
   INVESTMENT SHARES
   THE KENT INTERMEDIATE TAX-FREE FUND
   DATE AS OF:                    12/31/97
   =========== ========= = ==== ========  ========  ==== ===  =========


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:
          1 YEAR             (      1/1/97   TO   12/31/97  ):
                             ((  1,068.03  /1,000) (1/(   365 /365))-1) =  6.80%
          5 YEAR             (      1/1/93   TO   12/31/97  ):
                             ((  1,304.82  /1,000) (1/(  1825 /365))-1) =  5.47%
          SINCE INCEPTION:   (     12/18/92  TO   12/31/97  ):
                             ((  1,310.03  /1,000) (1/(  1840 /365))-1) =  5.50%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INSTITUTIONAL SHARES
    THE KENT TAX-FREE INCOME FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,085.94  /1,000) - 1 =                    8.59%
SINCE INCEPTION:      (          3/17/95  TO        12/31/97  ):
                      (         1,225.75  /1,000) - 1 =                   22.58%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INSTITUTIONAL SHARES
    THE KENT TAX-FREE INCOME FUND
    DATE AS OF:               12/31/97
   =========== ========= = ==== ========  ========  ==== ===  =========

AVERAGE TOTAL RETURN


T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

       1 YEAR              (    1/1/97  TO        12/31/97  ):
                          ((  1,085.94  /1,000) (1/(   365  /365))-1) =   8.59%
       SINCE INCEPTION:    (   3/17/95  TO        12/31/97  ):
                          ((  1,226.00  /1,000) (1/(  1021  /365))-1) =   7.56%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INVESTMENT SHARES
    THE KENT TAX-FREE INCOME FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:

YEAR TO DATE:         (           1/1/97  TO        12/31/97  ):
                      (         1,083.24  /1,000) - 1 =                    8.32%
SINCE INCEPTION:      (           4/1/95  TO        12/31/97  ):
                      (         1,215.02  /1,000) - 1 =                   21.50%

    THE KENT FUNDS
    EXHIBIT 16
    TOTAL RETURN
    INVESTMENT SHARES
    THE KENT TAX-FREE INCOME FUND
    DATE AS OF:                      12/31/97
    =            =         =         =         =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P)(1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

    1 YEAR              (1/1/97  TO        12/31/97):
           ((        1,083.24  /1,000)   (1/(      365  /365))-1) =  8.32%
    SINCE INCEPTION:    (4/1/95  TO        12/31/97):
           ((        1,215.02  /1,000)   (1/(     1006  /365))-1) =  7.32%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INSTITUTIONAL SHARES
     THE KENT MONEY MARKET FUND
     DATE AS OF:                    12/31/97
     =            =        =        =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN
               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.
               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:
YEAR TO DATE:             (           1/1/97  TO        12/31/97  ):
                      (         1,052.34  /1,000) - 1 =                    5.23%
FIVE YEARS:               (           1/1/93  TO        12/31/97  ):
                      (         1,241.68  /1,000) - 1 =                   24.17%
SINCE INCEPTION:          (          12/3/90  TO        12/31/97  ):
                      (         1,365.52  /1,000) - 1 =                   36.55%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INSTITUTIONAL SHARES
     THE KENT MONEY MARKET FUND
     DATE AS OF:                    12/31/97
     =            =        =        =         =    =    =    =    =    =

AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS


EXAMPLE:

  1 YEAR           (           1/1/97  TO     12/31/97  ):
                   ((1,052.34  /1,000)    (1/(       365  /365))-1) =  5.23%
  5 YEAR           (           1/1/93  TO     12/31/97  ):
                   ((1,241.68  /1,000)    (1/(      1825  /365))-1) =  4.42%
  SINCE INCEPTION: (          12/3/90  TO     12/31/97  ):
                   ((1,365.52  /1,000)    (1/(      2586  /365))-1) =  4.50%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INVESTMENT SHARES
     THE KENT MONEY MARKET FUND
     DATE AS OF:                    12/31/97
     =            =        =        =         =    =    =    =    =    =


AGGREGATE TOTAL RETURN
======================

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:     (  1/1/97  TO     12/31/97  ):
                    ( 1,052.33  /1,000) - 1 =       5.23%
  FIVE YEARS:       (  1/1/93  TO     12/31/97  ):
                    ( 1,240.90  /1,000) - 1 =      24.09%
  SINCE INCEPTION:  ( 12/9/92  TO     12/31/97  ):
                    ( 1,240.90  /1,000) - 1 =      24.09%

     THE KENT FUNDS
     EXHIBIT 16
     TOTAL RETURN
     INVESTMENT SHARES
     THE KENT MONEY MARKET FUND
     DATE AS OF:                    12/31/97
     =            =        =        =         =    =    =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:

  1 YEAR            (           1/1/97  TO  12/31/97  ):
                    (( 1,052.33  /1,000)    (1/(          365 /365))-1) = 5.23%
  5 YEAR            (           1/1/93  TO  12/31/97  ):
                    (( 1,240.90  /1,000)    (1/(         1825 /365))-1) = 4.41%
  SINCE INCEPTION:  (          12/9/92  TO  12/31/97  ):
                    (( 1,240.90  /1,000)    (1/(         1849 /365))-1) = 4.35%

THE KENT FUNDS
EXHIBIT 16
TOTAL RETURN
INSTITUTIONAL SHARES
THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND
DATE AS OF:                      12/31/97
=            =         =         =         =         =         =    =    =    =


AGGREGATE TOTAL RETURN
======================

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:     (   1/1/97  TO        12/31/97  ):
                    ( 1,033.09  /1,000) - 1 =           3.31%
  FIVE YEARS:       (   1/1/93  TO        12/31/97  ):
                    ( 1,150.19  /1,000) - 1 =          15.02%
  SINCE INCEPTION:  (   6/3/91  TO        12/31/97  ):
                    ( 1,208.35  /1,000) - 1 =          20.84%

THE KENT FUNDS
EXHIBIT 16
TOTAL RETURN
INSTITUTIONAL SHARES
THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND
DATE AS OF:                      12/31/97
=            =         =         =         =         =         =    =    =    =


AVERAGE TOTAL RETURN

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS


EXAMPLE:

  1 YEAR           (     1/1/97  TO   12/31/97  ):
                   ((  1,033.09  /1,000)    (1/(    365 /365))-1) = 3.31%
  5 YEAR           (     1/1/93  TO   12/31/97  ):
                   ((1,150.19  /1,000)    (1/(     1825 /365))-1) = 2.84%
  SINCE INCEPTION: (     6/3/91  TO   12/31/97  ):
                   ((1,208.35  /1,000)    (1/(     2404 /365))-1) = 2.92%

THE KENT FUNDS
EXHIBIT 16
TOTAL RETURN
INVESTMENT SHARES
THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND
DATE AS OF:                      12/31/97
=            =         =         =         =         =         =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:         T =        TOTAL RETURN

               ERV =      REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:        (   1/1/97 TO 12/31/97):
                     ( 1,033.09/1,000) - 1 =      3.31%
FIVE YEARS:          (   1/1/93 TO 12/31/97):
                     ( 1,148.77/1,000) - 1 =     14.88%
SINCE INCEPTION:     ( 12/15/92 TO 12/31/97):
                     ( 1,148.77/1,000) - 1 =     14.88%

THE KENT FUNDS
EXHIBIT 16
TOTAL RETURN
INVESTMENT SHARES
THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND
DATE AS OF:                      12/31/97
=            =         =         =         =         =         =    =    =    =


AVERAGE TOTAL RETURN
--------------------

T = ((ERV/P) (1/N)) - 1


WHERE:              T =       TOTAL RETURN

                    ERV =     REDEEMABLE VALUE AT THE END
                              OF THE PERIOD OF A HYPOTHETICAL
                              $1,000 INVESTMENT MADE AT THE
                              BEGINNING OF THE PERIOD.

                    P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =       NUMBER OF YEARS

EXAMPLE:
         1 YEAR             (   1/1/97 TO 12/31/97):
                            ((1,033.09/1,000) (1/(365/365))-1)  =  3.31%
         5 YEAR             (   1/1/93 TO 12/31/97):
                            ((1,148.77/1,000) (1/(1825/365))-1) =  2.81%
         SINCE INCEPTION:   ( 12/15/92 TO 12/31/97):
                            ((1,148.77/1,000) (1/(1843/365))-1) =  2.78%

 THE KENT FUNDS
 EXHIBIT 16
 TOTAL RETURN
 INSTITUTIONAL SHARES
 THE KENT GOVERNMENT MONEY MARKET FUND
 DATE AS OF:                    12/31/97
 =            =        =        =         =        =        =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

SINCE INCEPTION:      (           6/2/97  TO        12/31/97  ):
                      (         1,030.97  /1,000) - 1 =                    3.10%

 THE KENT FUNDS
 EXHIBIT 16
 TOTAL RETURN
 INVESTMENT SHARES
 THE KENT GOVERNMENT MONEY MARKET FUND
 DATE AS OF:                    12/31/97
 =            =        =        =         =        =        =    =    =    =


AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1


WHERE:     T =        TOTAL RETURN

           ERV =      REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

           P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.
EXAMPLE:

SINCE INCEPTION:      (           6/2/97  TO        12/31/97  ):
                      (         1,030.64  /1,000) - 1 =                    3.06%

                    THE KENT FUNDS
                    EXHIBIT 16
                    INSTITUTIONAL SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT SHORT TERM BOND FUND


                                               (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                               (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                  (     703,451.86 - 85,310.24  )
          =  2[(  -------------------------------------- +1) 6-1) = 5.36%
                  ( 14,339,762.906 *      9.75  )


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INVESTOR SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT SHORT TERM BOND FUND


                                               (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                               (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                  (      36,338.44 -  5,300.60  )
          =  2[(  -------------------------------------- +1) 6-1) = 5.21%
                  (    741,928.755 *      9.74  )


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INSTITUTIONAL SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT INTERMEDIATE BOND FUND


                                               (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                               (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                  (   3,841,729.28 - 474,220.57 )
          =  2[(  -------------------------------------- +1) 6-1) = 5.35%
                  ( 77,116,065.522 *      9.90  )


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INVESTOR SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT INTERMEDIATE BOND FUND


                                               (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                               (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                  (      34,835.76 -  5,724.60  )
          =  2[(  -------------------------------------- +1) 6-1) = 5.09%
                  (    698,001.194 *      9.93  )


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INSTITUTIONAL SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT INCOME FUND


                                               (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                               (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                  (   1,251,334.90 - 156,994.22 )
          =  2[(  -------------------------------------- +1) 6-1) = 5.79%
                  ( 22,290,010.440 *      10.30 )


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INVESTOR SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT INCOME FUND


                                               (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                               (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                  (      28,461.14 -  4,649.28  )
          =  2[(  -------------------------------------- +1) 6-1) = 5.53%
                  (    508,160.672 *     10.29  )


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INSTITUTIONAL SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT LIMITED TERM TAX-FREE FUND


                                               (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                               (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

30 Day SEC Yield

                  (     131,568.93 - 23,498.18  )
          =  2[(  -------------------------------------- +1) 6-1) = 3.61%
                  (  3,552,469.461 *     10.19  )


Tax Equivalent Yield Quotation:

     [3.61%              /(1      -   0.396 )]  =                5.98%


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INVESTOR SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT LIMITED TERM TAX-FREE FUND


                                                (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                                (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                   (       1,734.29 -    368.80  )
          =  2[(  -------------------------------------- +1) 6-1) = 3.46%
                   (     46,659.993 *     10.23  )


Tax Equivalent Yield Quotation:

     [3.46%               /(1     -     0.396 )]  =                5.73%


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INSTITUTIONAL SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT MICHIGAN MUNICIPAL BOND FUND


                                                (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                                (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

30 Day SEC Yield


                   (     436,419.32 - 63,955.78  )
          =  2[(  -------------------------------------- +1) 6-1) = 4.00%
                   ( 11,026,423.276 *     10.21  )


Tax Equivalent Yield Quotation:

     [4.00%             /(1     -      0.396 )]  =                 6.62%


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INVESTOR SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT MICHIGAN MUNICIPAL BOND FUND


                                                (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                                (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                   (      16,446.14 -  2,936.74  )
          =  2[(  -------------------------------------- +1) 6-1) = 3.85%
                   (    416,610.096 *     10.20  )


Tax Equivalent Yield Quotation:

     [3.85%             /(1     -      0.396 )]  =                 6.37%


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INSTITUTIONAL SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT INTERMEDIATE TAX-FREE FUND


                                                (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                                (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

30 Day SEC Yield


                   (   1,018,658.11 - 162,500.14 )
          =  2[(  -------------------------------------- +1) 6-1) = 3.74%
                   ( 25,915,292.757 *      10.68 )


Tax Equivalent Yield Quotation:

     [3.74%              /(1     -      0.396 )]  =                6.19%


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INVESTOR SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT INTERMEDIATE TAX-FREE FUND


                                                (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                                (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                   (      12,873.76 -  2,773.31  )
          =  2[(  -------------------------------------- +1) 6-1) = 3.49%
                   (    327,701.140 *     10.68  )


Tax Equivalent Yield Quotation:

     [3.49%                /(1     -      0.396 )]  =              5.78%


The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INSTITUTIONAL SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT TAX-FREE INCOME FUND


                                                (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                                (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

30 Day SEC Yield


                   (     455,383.89 -  76,405.56 )
          =  2[(  -------------------------------------- +1) 6-1) = 3.92%
                   ( 10,970,863.279 *      10.65 )


Tax Equivalent Yield Quotation:

     [3.92%             /(1      -      0.396 )]  =                6.49%

The performance was computed based on the thirty day period ending 12/31/97

                    THE KENT FUNDS
                    EXHIBIT 16
                    INVESTOR SHARES
                    30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                    THE KENT TAX-FREE INCOME FUND


                                                (a-b)
30-Day S.E.C. Yield Equation      = 2[(   --------------
                                                (cd)        +1) 6-1) =


WHERE     a =  Dividends and interest earned during the period

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of shares outstanding during the period that were entitled to receive dividends

          d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

                   (       6,530.20 -  1,439.88  )
          =  2[(  -------------------------------------- +1) 6-1) = 3.67%
                   (    157,079.330 *     10.67  )


Tax Equivalent Yield Quotation:

     [3.67%               /(1     -      0.396 )]  =               6.08%


The performance was computed based on the thirty day period ending 12/31/97

                                                 THE KENT FUNDS
                                                 EXHIBIT 16
                                                 YIELD COMPUTATION SCHEDULE
                                                 INSTITUTIONAL SHARES
================================================================================
                                                 THE KENT MONEY MARKET FUND

                                                  7 DAY YIELD CALCULATION
                                                 -------------------------------
     Base period                                                 7 Days
     Beginning Account Balance - 1 share at $1.00                1.000000000
                                                                 ------------
     Dividend Declaration
          DECEMBER             2
          DECEMBER             3
          DECEMBER             4
          DECEMBER             5
          DECEMBER             6
          DECEMBER             7
          DECEMBER             8
          DECEMBER             9
          DECEMBER            10
          DECEMBER            11
          DECEMBER            12
          DECEMBER            13
          DECEMBER            14
          DECEMBER            15
          DECEMBER            16
          DECEMBER            17
          DECEMBER            18
          DECEMBER            19
          DECEMBER            20
          DECEMBER            21
          DECEMBER            22
          DECEMBER            23
          DECEMBER            24
          DECEMBER            25                                     0.000144902
          DECEMBER            26                                     0.000145474
          DECEMBER            27                                     0.000145474
          DECEMBER            28                                     0.000145474
          DECEMBER            29                                     0.000145532
          DECEMBER            30                                     0.000145712
          DECEMBER            31                                     0.000145319

     Less: Deductions from Shareholders Accounts                     0.000000000
                                                                     -----------
     Base period return                                              0.001017888
                                                                     -----------
     Ending Account Balance                                          1.001017888
     Less: Beginning Account Balance                                 1.000000000
                                                                     -----------
     Difference                                                      0.001017888

     Base Period Return
          (Difference/Beginning Account Balance)                     0.001017888

     Yield Quotation
          (Base Period Return * 365/Base Period)                            5.31%

     Effective Yield Quotation
          [(Base Period Return + 1) 365/Base Period] - 1                    5.45%

          For the seven days ending:                           December 31, 1997

                                                 THE KENT FUNDS
                                                 EXHIBIT 16
                                                 YIELD COMPUTATION SCHEDULE
                                                 INVESTOR SHARES
================================================================================
                                                 THE KENT MONEY MARKET FUND

                                                 7 DAY YIELD CALCULATION
                                                 -------------------------------
     Base period                                                    7 Days
     Beginning Account Balance - 1 share at $1.00                   1.000000000
                                                                    ------------
     Dividend Declaration
          DECEMBER             1
          DECEMBER             2
          DECEMBER             3
          DECEMBER             4
          DECEMBER             5
          DECEMBER             6
          DECEMBER             7
          DECEMBER             8
          DECEMBER             9
          DECEMBER            10
          DECEMBER            11
          DECEMBER            12
          DECEMBER            13
          DECEMBER            14
          DECEMBER            15
          DECEMBER            16
          DECEMBER            17
          DECEMBER            18
          DECEMBER            19
          DECEMBER            20
          DECEMBER            21
          DECEMBER            22
          DECEMBER            23
          DECEMBER            24
          DECEMBER            25                                     0.000144898
          DECEMBER            26                                     0.000145471
          DECEMBER            27                                     0.000145471
          DECEMBER            28                                     0.000145471
          DECEMBER            29                                     0.000145527
          DECEMBER            30                                     0.000145704
          DECEMBER            31                                     0.000145316

     Less: Deductions from Shareholders Accounts                     0.000000000
                                                             -------------------
     Base period return                                              0.001017857
                                                             -------------------
     Ending Account Balance                                          1.001017857
     Less: Beginning Account Balance                                 1.000000000
                                                             -------------------
     Difference                                                      0.001017857

     Base Period Return
          (Difference/Beginning Account Balance)                     0.001017857

     Yield Quotation
          (Base Period Return * 365/Base Period)                            5.31%

     Effective Yield Quotation
          [(Base Period Return + 1) 365/Base Period] - 1                    5.45%

          For the seven days ending:                           December 31, 1997

                                             THE KENT FUNDS
                                             EXHIBIT 16
                                             YIELD COMPUTATION SCHEDULE
                                             INSTITUTIONAL SHARES
================================================================================
                                  THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND

                                              7 DAY YIELD CALCULATION
                                             ----------------------------
Base period                                                  7 Days
Beginning Account Balance - 1 share at $1.00                 1.000000000
                                                             -----------
Dividend Declaration
      DECEMBER             2
      DECEMBER             3
      DECEMBER             4
      DECEMBER             5
      DECEMBER             6
      DECEMBER             7
      DECEMBER             8
      DECEMBER             9
      DECEMBER            10
      DECEMBER            11
      DECEMBER            12
      DECEMBER            13
      DECEMBER            14
      DECEMBER            15
      DECEMBER            16
      DECEMBER            17
      DECEMBER            18
      DECEMBER            19
      DECEMBER            20
      DECEMBER            21
      DECEMBER            22
      DECEMBER            23
      DECEMBER            24
      DECEMBER            25                                 0.000095075
      DECEMBER            26                                 0.000096658
      DECEMBER            27                                 0.000096658
      DECEMBER            28                                 0.000096658
      DECEMBER            29                                 0.000096733
      DECEMBER            30                                 0.000096985
      DECEMBER            31                                 0.000097633

Less: Deductions from Shareholders Accounts                  0.000000000
                                                             ------------
Base period return                                           0.000676401
                                                             ------------
Ending Account Balance                                       1.000676401
Less: Beginning Account Balance                              1.000000000
                                                             ------------
Difference                                                   0.000676401

Base Period Return
     (Difference/Beginning Account Balance)                  0.000676401

Yield Quotation
     (Base Period Return * 365/Base Period)                         3.53%

Effective Yield Quotation
     [(Base Period Return + 1) 365/Base Period] - 1                 3.59%

      For the seven days and thirty days ending:       December 31, 1997

                                             THE KENT FUNDS
                                             EXHIBIT 16
                                             YIELD COMPUTATION SCHEDULE
                                             INVESTOR SHARES
================================================================================
                                   THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND

                                              7 DAY YIELD CALCULATION
                                             -------------------------
Base period                                                7 Days
Beginning Account Balance - 1 share at $1.00               1.000000000
                                                           ----------
Dividend Declaration
      DECEMBER             1
      DECEMBER             2
      DECEMBER             3
      DECEMBER             4
      DECEMBER             5
      DECEMBER             6
      DECEMBER             7
      DECEMBER             8
      DECEMBER             9
      DECEMBER            10
      DECEMBER            11
      DECEMBER            12
      DECEMBER            13
      DECEMBER            14
      DECEMBER            15
      DECEMBER            16
      DECEMBER            17
      DECEMBER            18
      DECEMBER            19
      DECEMBER            20
      DECEMBER            21
      DECEMBER            22
      DECEMBER            23
      DECEMBER            24
      DECEMBER            25                               0.000095054
      DECEMBER            26                               0.000096645
      DECEMBER            27                               0.000096645
      DECEMBER            28                               0.000096645
      DECEMBER            29                               0.000096715
      DECEMBER            30                               0.000097026
      DECEMBER            31                               0.000097614

Less: Deductions from Shareholders Accounts                0.000000000
                                                           ------------
Base period return                                         0.000676345
                                                           ------------
Ending Account Balance                                     1.000676345
Less: Beginning Account Balance                            1.000000000
                                                           ------------
Difference                                                 0.000676345

Base Period Return
     (Difference/Beginning Account Balance)                0.000676345

Yield Quotation
     (Base Period Return * 365/Base Period)                      3.53%

Effective Yield Quotation
     [(Base Period Return + 1) 365/Base Period] - 1              3.59%

      For the seven days and thirty days ending:    December 31, 1997

                                          THE KENT FUNDS
                                          EXHIBIT 16
                                          YIELD COMPUTATION SCHEDULE
                                          INSTITUTIONAL SHARES
================================================================================

                                          THE KENT GOVERNMENT MONEY MARKET FUND

                                          7 DAY YIELD CALCULATION
                                          --------------------------------------
     Base period                                                 7 Days
     Beginning Account Balance - 1 share at $1.00                1.000000000
                                                                 -----------
     Dividend Declaration
          DECEMBER             2
          DECEMBER             3
          DECEMBER             4
          DECEMBER             5
          DECEMBER             6
          DECEMBER             7
          DECEMBER             8
          DECEMBER             9
          DECEMBER            10
          DECEMBER            11
          DECEMBER            12
          DECEMBER            13
          DECEMBER            14
          DECEMBER            15
          DECEMBER            16
          DECEMBER            17
          DECEMBER            18
          DECEMBER            19
          DECEMBER            20
          DECEMBER            21
          DECEMBER            22
          DECEMBER            23
          DECEMBER            24
          DECEMBER            25                                 0.000144016
          DECEMBER            26                                 0.000143863
          DECEMBER            27                                 0.000143863
          DECEMBER            28                                 0.000143863
          DECEMBER            29                                 0.000144102
          DECEMBER            30                                 0.000143878
          DECEMBER            31                                 0.000144129

     Less: Deductions from Shareholders Accounts                 0.000000000
                                                                 ------------
     Base period return                                          0.001007715
                                                                 ------------
     Ending Account Balance                                      1.001007715
     Less: Beginning Account Balance                             1.000000000
                                                                 ------------
     Difference                                                  0.001007715

     Base Period Return
          (Difference/Beginning Account Balance)                 0.001007715

     Yield Quotation
          (Base Period Return * 365/Base Period)                        5.25%

     Effective Yield Quotation
          [(Base Period Return + 1) 365/Base Period] - 1                5.39%

          For the seven days and thirty days ending:       December 31, 1997

                                           THE KENT FUNDS
                                           EXHIBIT 16
                                           YIELD COMPUTATION SCHEDULE
                                           INVESTOR SHARES
================================================================================

                                           THE KENT GOVERNMENT MONEY MARKET FUND

                                           7 DAY YIELD CALCULATION
                                           -------------------------------------
     Base period                                                7 Days
     Beginning Account Balance - 1 share at $1.00               1.000000000
                                                                -----------
     Dividend Declaration
          DECEMBER             1
          DECEMBER             2
          DECEMBER             3
          DECEMBER             4
          DECEMBER             5
          DECEMBER             6
          DECEMBER             7
          DECEMBER             8
          DECEMBER             9
          DECEMBER            10
          DECEMBER            11
          DECEMBER            12
          DECEMBER            13
          DECEMBER            14
          DECEMBER            15
          DECEMBER            16
          DECEMBER            17
          DECEMBER            18
          DECEMBER            19
          DECEMBER            20
          DECEMBER            21
          DECEMBER            22
          DECEMBER            23
          DECEMBER            24
          DECEMBER            25                                0.000144053
          DECEMBER            26                                0.000139086
          DECEMBER            27                                0.000139086
          DECEMBER            28                                0.000139086
          DECEMBER            29                                0.000139086
          DECEMBER            30                                0.000144053
          DECEMBER            31                                0.000139086

     Less: Deductions from Shareholders Accounts                0.000000000
                                                                -----------
     Base period return                                         0.000983533
                                                                -----------
     Ending Account Balance                                     1.000983533
     Less: Beginning Account Balance                            1.000000000
                                                                -----------
     Difference                                                 0.000983533

     Base Period Return
          (Difference/Beginning Account Balance)                0.000983533

     Yield Quotation
          (Base Period Return * 365/Base Period)                       5.13%

     Effective Yield Quotation
          [(Base Period Return + 1) 365/Base Period] - 1               5.26%

          For the seven days and thirty days ending:      December 31, 1997
